Exhibit 10.1

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is entered into as of October 31, 2017, by and among Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT”), and the Holders (as defined below), for the benefit of the Holders and the REIT. Certain capitalized terms used herein shall have the meanings ascribed to such terms in Section 1.

RECITALS:

WHEREAS, the REIT has entered into a Contribution and Sale Agreement, dated as of August 3, 2017 (the “Contribution Agreement”), with Bluerock Real Estate, L.L.C., a Delaware limited liability company (“Bluerock”), The Kachadurian Group LLC, an Illinois limited liability company (“Kachadurian Group”), Konig & Associates, LLC, a New Jersey limited liability company (“Konig”), Jenco Business Advisors, Inc., a New York corporation (“Novack”), James G. Babb, III (“Babb”), Jordan B. Ruddy (“Ruddy”), Ryan S. MacDonald (“MacDonald” and, together with Bluerock, Kachadurian Group, Konig, Novack, Babb and Ruddy, the “Contributors”), BRG Manager, LLC, a Delaware limited liability company, Bluerock REIT Operator, LLC, a Delaware limited liability company (“Manager Sub”), Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “OP”), and Bluerock TRS Holdings, LLC, a Delaware limited liability company (“TRS Holdings”), pursuant to which (i) the Contributors will contribute and assign to the OP all of their right, title and interest in and to 99.9% of the outstanding membership interests of Manager Sub in exchange for the consideration described therein, including Common Units of ownership interest (the “OP Units”) in the OP and shares of Class C common stock of the REIT, par value $0.01 per share (the “Class C Common Stock”), and (ii) the Contributors will sell to TRS Holdings all of their right, title and interest in and to 0.1% of the outstanding membership interests of Manager Sub in exchange for the consideration described therein;

WHEREAS, upon the terms and subject to the conditions contained in the OP Partnership Agreement, the holders of the OP Units have the right to tender such holders’ OP Units to the OP for redemption for cash or shares of Class A common stock of the REIT, par value $0.01 per share (the “Class A Common Stock” and, together with the Class C Common Stock, the “Common Stock”), at the option of the REIT;

WHEREAS, upon the terms and subject to the conditions contained in Section 1.6 of the Articles Supplementary, dated as of October 26, 2017 (the “Articles Supplementary”), to the Second Articles of Amendment and Restatement of the REIT (as amended and supplemented through the date hereof and from time to time, the “Articles”), under certain circumstances, the Class C Common Stock may automatically convert into shares of Class A Common Stock, and holders of the Class C Common Stock have the right to convert all or a portion of such holder’s Class C Common Stock into shares of Class A Common Stock;

WHEREAS, upon the terms and subject to the conditions contained in the Articles, each share of Class C Common Stock entitles the holder thereof to 50 votes on each matter on which holders of Class A Common Stock are entitled to vote, and the Class C Common Stock and Class A Common Stock vote together as a single class;

WHEREAS, as a condition to the consummation of the transactions contemplated by the Contribution Agreement, the REIT has agreed to grant the registration rights set forth herein for the benefit of the Holders and the Holders have agreed to the limitation on the voting rights of the Class C Common Stock as set forth herein; and

WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the REIT and the Holders and the mutual covenants of the parties relating thereto.

NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereby agree as follows:

Section 1.          Certain Definitions. In this Agreement, the following terms have the following respective meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Articles” has the meaning ascribed to it in the recitals hereof.

“Articles Supplementary” has the meaning ascribed to it in the recitals hereof.

“Babb” has the meaning ascribed to it in the recitals hereof.

“Bluerock” has the meaning ascribed to it in the recitals hereof.

“Board” means the Board of Directors of the REIT.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

“Class A Common Stock” has the meaning ascribed to it in the recitals hereof.

“Class C Common Stock” has the meaning ascribed to it in the recitals hereof.

“Closing Date” has the meaning ascribed to it in the Contribution Agreement.

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“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” has the meaning ascribed to it in the recitals hereof.

“Company Notice” has the meaning ascribed to it in Section 2(c).

“Contribution Agreement” has the meaning ascribed to it in the recitals hereof.

“Contributors” has the meaning ascribed to it in the recitals hereof.

“Demand Notice” has the meaning ascribed to it in Section 2(a).

“Demand Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, covering the resale of any of the Registrable Shares pursuant to Section 2 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“End of Suspension Notice” has the meaning ascribed to it in Section 4(c).

“Excess Shares” has the meaning ascribed to it in Section 2(c)11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means a Holder of Registrable Shares, including (i) each Person listed on Schedule I, as may be amended from time to time to reflect transferees permitted by Section 10, and (ii) each Person holding Registrable Shares as a result of a transfer, distribution or assignment to that Person of Registrable Shares (other than pursuant to an effective Resale Registration Statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 10 of this Agreement.

“Indemnified Party” has the meaning ascribed to it in Section 8(c).

“Indemnifying Party” has the meaning ascribed to it in Section 8(c).

“Kachadurian Group” has the meaning ascribed to it in the recitals hereof.

“Konig” has the meaning ascribed to it in the recitals hereof.

“Losses” has the meaning ascribed to it in Section 8(a).

“MacDonald” has the meaning ascribed to it in the recitals hereof.

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“Majority Selling Holders” means Holder(s) who collectively own a majority of the Registrable Shares that are proposed to be included in such underwritten offering of Registrable Shares.

“Manager Sub” has the meaning ascribed to it in the recitals hereof.

“Maximum Number of Shares” has the meaning ascribed to it in Section 2(c).

“NYSE MKT” means NYSE MKT LLC.

“OP” has the meaning ascribed to it in the recitals hereof.

“OP Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated as of April 2, 2014, as amended, between Bluerock Residential Growth REIT, Inc., as general partner, and the limited partners set forth on Exhibit A thereto, as amended from time to time.

“OP Units” has the meaning ascribed to it in the recitals.

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

“Piggyback Holders” has the meaning ascribed to it in Section 3(a).

“Piggyback Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, covering the resale of any of the Registrable Shares pursuant to Section 3 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Piggyback Request” has the meaning ascribed to it in Section 3(a).

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Resale Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the offering of any portion of the Registrable Shares covered by such Resale Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

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“Registrable Shares” means, with respect to any Holder, (i) the shares of Class A Common Stock that are issued or issuable to such Holder upon redemption or conversion, as applicable, of any OP Units or shares of Class C Common Stock issued pursuant to the Contribution Agreement and (ii) any additional securities issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Class A Common Stock (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise); provided that shares of Class A Common Stock shall cease to be Registrable Shares with respect to any Holder at the time such shares (a) have been sold pursuant to a Resale Registration Statement, (b) are eligible to be sold without restriction or limitation thereunder on volume or manner of sale or other restrictions or limitations under Rule 144, or (c) have been sold to the REIT or any of its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with the registration requirements of this Agreement, including (i) all fees of the Commission, the NYSE MKT or such other exchange on which the Registrable Shares are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and the NYSE MKT or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NYSE MKT or other applicable exchange pursuant to Section 5(j), (v) the fees and disbursements of counsel for the REIT and of the independent public accountants of the REIT (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the REIT in connection with any Resale Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above.

“Requesting Holders” has the meaning ascribed to it in Section 2(b).

“Renewal Deadline” has the meaning ascribed to it in Section 2(g).

“Resale Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, whether a Demand Registration Statement, Piggyback Registration Statement or otherwise, covering the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Ruddy” has the meaning ascribed to it in the recitals hereof.

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“Rule 144,” “Rule 158,” “Rule 415” or “Rule 424,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees and expenses of counsel to the selling Holders (other than as specifically provided in the definition of “Registration Expenses” above), transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

“Subject Shares” has the meaning ascribed to it in Section 2(c)11.

“Suspension Event” has the meaning ascribed to it in Section 4(c).

“Suspension Notice” has the meaning ascribed to it in Section 4(c).

“TRS Holdings” has the meaning ascribed to it in the recitals hereof.

“Voting Limitation” has the meaning ascribed to it in Section 2(c)11.

Section 2.          Demand Registration Rights.

(a)          Subject to the provisions hereof, each Holder, at any time from and after the date hereof, may request registration for resale under the Securities Act of all or part of the Registrable Shares owned by such Holder by giving written notice thereof (a “Demand Notice”) to the REIT (which Demand Notice shall specify the number of shares of Registrable Shares to be offered by such Holder, the intended methods of distribution, including whether such methods will include or involve an underwritten offering, and whether such Demand Registration Statement will be a “shelf” registration statement under Rule 415). Subject to Section 2(c) and 2(e) below, the REIT shall use commercially reasonable efforts (i) to file a Demand Registration Statement (which shall be a “shelf” registration statement under Rule 415 if requested pursuant to such Holder’s request pursuant to the first sentence of this Error! Reference source not found.) registering for resale such number of Registrable Shares as requested to be so registered within 30 days in the case of a registration on Form S-3 (and 60 days in the case of a registration on Form S-11 or such other appropriate form) after the REIT’s receipt of a Demand Notice, and (ii) to cause such Demand Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. Notwithstanding the foregoing, the REIT shall not be required to file a registration pursuant to this Error! Reference source not found. (i) with respect to securities that are not Registrable Shares, or (ii) within 180 days after the effective date of any registration in respect of the REIT’s Class A Common Stock. If permitted under the Securities Act, such Demand Registration Statement shall be automatically effective upon filing.

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(b)          Within 10 days after receipt of any Demand Notice under Error! Reference source not found., the REIT shall give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Shares) to all other Holders of Registrable Shares (a “Company Notice”), and the REIT shall include (subject to the provisions of this Agreement) in such registration, all Registrable Shares with respect to which the REIT has received written requests for inclusion therein within 15 days after the delivery of such Company Notice (the “Requesting Holders”); provided that any such other Holder may withdraw its request for inclusion at any time prior to the applicable registration statement becoming effective. Notwithstanding the foregoing, the REIT may, at any time (including, without limitation, prior to or after receiving a Demand Notice from a Holder), in its sole discretion, include all Registrable Shares then outstanding or any portion thereof in any Demand Registration Statement, including by virtue of adding such Registrable Shares as additional securities to an effective Demand Registration Statement (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2(a) with respect to the Registrable Securities so included, so long as such registration statement remains effective and not the subject of any stop order, injunction or other order of the Commission). In addition, the REIT may include in a Demand Registration Statement shares of Class A Common Stock for sale for its own account or for the account of other security holders of the REIT.

(c)          If such Demand Registration Statement is filed in connection with an underwritten offering and the managing underwriters advise the REIT and the Holders covered by such Demand Registration Statement that, in the reasonable opinion of the managing underwriters, the number of shares of Class A Common Stock proposed to be sold pursuant to the Demand Registration Statement exceeds the number of shares of Class A Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “Maximum Number of Shares”), the REIT shall include in such Demand Registration Statement only such number of shares of Class A Common Stock that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), which shares of Class A Common Stock shall be so included in the following order of priority, unless otherwise agreed by the REIT and the Holders covered by such Demand Registration Statement: (i) first, the Registrable Shares of the Requesting Holders, (ii) second, any shares of Class A Common Stock the REIT proposes to sell for its own account, and (iii) third, any other shares of Class A Common Stock that have been requested to be so included in such Demand Registration Statement.

(d)          If any of the Registrable Shares covered by a Demand Registration Statement are to be sold in an underwritten offering, the REIT shall have the right to select the underwriters (and their roles) in the offering and determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Requesting Holders, including the number of Registrable Shares to be sold (if not all Registrable Shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided that such underwriters, structure and terms are reasonably acceptable to the Majority Selling Holders.

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(e)          Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration Statement would (i) have a material adverse effect on the REIT, or (ii) require the disclosure of material non-public information concerning the REIT that at the time is not, in the good faith judgment of the Board, in the best interests of the REIT to disclose and is not, in the opinion of the REIT’s counsel, otherwise required to be disclosed, then the REIT shall have the right to defer such filing for the period during which such registration would have such a material adverse effect on the REIT; provided, however, that (x) the REIT may not defer such filing for a period of more than 60 days after receipt of any Demand Notice, and (y) the REIT may not exercise its right to defer the filing of a Demand Registration Statement more than once in any 12-month period without the consent of a majority of the Requesting Holders. The REIT shall give written notice of its determination to the Requesting Holder to defer the filing and of the fact that the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof.

(f)          Following the date of effectiveness of any Demand Registration Statement, the REIT shall use commercially reasonable efforts to keep the Demand Registration Statement continuously effective until such time as all of the Registrable Shares covered by such Demand Registration Statement have been sold pursuant to such Demand Registration Statement.

(g)          If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Demand Registration Statement filed pursuant to Error! Reference source not found., any of the Registrable Shares remain unsold by the Holders included on such Demand Registration Statement, the REIT shall file, if it has not already done so and is eligible to do so, a new Resale Registration Statement covering the Registrable Shares included on the prior Demand Registration Statement and shall use commercially reasonable efforts to cause such Resale Registration Statement to be declared effective within 180 days after the Renewal Deadline; and the REIT shall take all other action necessary or appropriate to permit the public offering and sale of the Registrable Shares to continue as contemplated in the prior Demand Registration Statement.

Section 3.          Piggyback Registration Rights.

(a)          If at any time the REIT has determined to register any of its securities for its own account or for the account of other security holders of the REIT on any registration statement (other than on Form S-3 relating to any dividend reinvestment or similar plan or Forms S-4 or S-8) that permits the inclusion of the Registrable Shares, the REIT shall give the Holders written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and, subject to Section 3(b), shall include in such Piggyback Registration Statement all Registrable Shares requested to be included therein pursuant to the written request (a “Piggyback Request”) of one or more Holders (the “Piggyback Holders”) received within 10 days after delivery of the REIT’s notice.

(b)          (i)          If a Piggyback Registration Statement is filed in connection with a primary underwritten offering on behalf of the REIT, and the managing underwriters advise the REIT that, in the reasonable opinion of the managing underwriters, the number of shares of Class A Common Stock proposed to be included in such Piggyback Registration Statement exceeds the Maximum Number of Shares, the REIT shall include in such Piggyback Registration Statement, unless otherwise agreed by the REIT and the Majority Selling Holders, (i) first, the number of shares of Class A Common Stock that the REIT proposes to sell, and (ii) second, the Registrable Shares of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Piccyback Holder).

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(ii)         If a Piggyback Registration Statement is filed in connection with an underwritten offering on behalf of a holder of shares of Class A Common Stock other than under this Agreement, and the managing underwriters advise the REIT that, in the reasonable opinion of the managing underwriters, the number of shares of Class A Common Stock proposed to be sold pursuant to such Piggyback Registration Statement exceeds the Maximum Number of Shares, then the REIT shall include in such Piggyback Registration Statement, unless otherwise agreed by the REIT and such holder(s) (including, if applicable, a majority of the Piggyback Holders), (i) first, the number of shares of Class A Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, the Registrable Shares of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Piggyback Holder, if necessary), (iii) third, the number of shares of Class A Common Stock requested to be included therein by any other holders, and (iv) fourth, the number of shares of Class A Common Stock that the REIT proposes to sell.

(c)          If any Piggyback Registration Statement is filed in connection with a primary or secondary underwritten offering, the REIT shall have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

(d)          The REIT shall not grant to any Person the right to request the REIT to register any Class A Common Stock on a Piggyback Registration Statement unless such rights are consistent with the provisions of this Section 3.

(e)          If at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the REIT shall determine for any reason not to register the securities originally intended to be included in such registration statement, the REIT may, at its election, give written notice of such determination to the Piggyback Holders and thereupon the REIT shall be relieved of its obligation to register such Registrable Shares in connection with the registration of securities originally intended to be included in such registration statement.

Section 4.          Suspension.

(a)          Subject to the provisions of this Section 4 and a good faith determination by the REIT that it is in the best interests of the REIT to suspend the use of any Resale Registration Statement following the effectiveness of such Resale Registration Statement (and the filings with any U.S. federal or state securities commissions, as necessary), the REIT, by written notice to the Holders (a “Suspension Notice”), may direct the Holders to suspend sales of the Registrable Shares pursuant to such Resale Registration Statement for such times as the REIT reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period) if any of the following events occurs or will occur, as applicable: (i) an underwritten public offering of Class A Common Stock by the REIT for its own account if the REIT is advised by the managing underwriter or underwriters that the concurrent resale of the Registrable Shares by the Holders pursuant to the Resale Registration Statement would have a material adverse effect on the REIT’s offering, (ii) there is material non-public information regarding the REIT that (A) the REIT determines not to be in the REIT’s best interest to disclose, (B) would, in the good faith determination of the REIT, require any revision to the Resale Registration Statement so that it shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) the REIT is not otherwise required to disclose, or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the REIT that the REIT determines not to be in the REIT’s best interests to disclose (each of the events described in clauses (i)-(iii), a “Suspension Event”).

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(b)          Upon the earlier to occur of (i) the REIT delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, the REIT shall use commercially reasonable efforts to promptly amend or supplement the Resale Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Resale Registration Statement so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(c)          If the REIT intends to suspend a Resale Registration Statement upon the occurrence of a Suspension Event, the REIT shall give a Suspension Notice to the Holders of Registrable Shares covered by any Resale Registration Statement to suspend sales of the Registrable Shares, and such Suspension Notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (subject to the time limitations set forth in Section 4(a)) and that the REIT is taking all reasonable steps to terminate suspension of the effectiveness of the Resale Registration Statement as promptly as reasonably possible. Such Holders shall not effect any sales of the Registrable Shares pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice from the REIT and prior to receipt of an End of Suspension Notice. If so directed by the REIT, each such Holder shall deliver to the REIT (at the reasonable expense of the REIT) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the REIT, which End of Suspension Notice shall be given by the REIT to the Holders of Registrable Shares covered by any Resale Registration Statement in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(d)          In the event the REIT has delivered a Suspension Notice to the Holders, the REIT shall have the right to place restrictive legends on the certificates representing (or book entries evidencing) Registrable Shares and to impose stop transfer instructions with respect to the Registrable Shares until the REIT delivers to the Holders an End of Suspension Notice.

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Section 5.          Registration Procedures.

In connection with the obligations of the REIT with respect to any resale registration pursuant to this Agreement, the REIT shall:

(a)          prepare and file with the Commission, as specified in this Agreement, each Resale Registration Statement, which shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use commercially reasonable efforts to cause any Resale Registration Statement to become and remain effective as set forth in Section 2;

(b)          subject to Section 4, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 2, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders of Registrable Shares covered by such Resale Registration Statement;

(c)          furnish to the Holders of Registrable Shares covered by a Resale Registration Statement, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; subject to Section 4, the REIT hereby consents to the use of such Prospectus, including each preliminary Prospectus, by such Holders in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d)          use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Resale Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder of Registrable Shares covered by a Resale Registration Statement may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 2 and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder;

(e)          notify each Holder with Registrable Shares covered by a Resale Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Resale Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by a Suspension Notice);

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(f)          during the period of time set forth in Section 2, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(g)          upon request, furnish to each requesting Holder with Registrable Shares covered by a Resale Registration Statement, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h)          except as provided in Section 4, upon the occurrence of any event contemplated by Section 5(e)(iv), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(i)          enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Resale Registration Statement;

(j)          use commercially reasonable efforts (including seeking to cure in the REIT’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which such Registrable Shares are then listed or included, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(k)          prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the REIT’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 2 hereof, the REIT shall register the Registrable Shares under the Exchange Act and maintain such registration through the effectiveness period required by Section 2;

(l)          (i) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Resale Registration Statement shall have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that the REIT may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as the REIT shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

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(m)          cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(n)          in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Resale Registration Statement) that would result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing (or book entries evidencing) the Registrable Shares to be sold, which certificates or book entries shall not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Shares;

(o)          cause management of the REIT to cooperate as may be reasonably requested with each of the Holders of Registrable Shares covered by a Resale Registration Statement, including by participating in roadshows, one-on-one meetings with institutional investors, and any request for information or other diligence request by any such Holder or any underwriter; notwithstanding the foregoing, management of the REIT shall not be required to participate in roadshows or one-on-one meetings with institutional investors unless requested by one or more Holders of Registrable Shares having an aggregate value of at least $1,000,000;

(p)          in connection with a public offering of Registrable Shares, whether or not such offering is an underwritten offering, use commercially reasonable efforts to obtain a customary “comfort” letter from the independent registered public accountants for the REIT and any acquisition target of the REIT whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent registered public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Shares being sold pursuant to each Resale Registration Statement;

(q)          execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Shares being sold reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the Holders of such Registrable Shares and the underwriters, if any, with respect to the business of the REIT and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use commercially reasonable efforts to furnish to the selling Holders and underwriters of such Registrable Shares opinions and negative assurance letters of counsel to the REIT and updates thereof (which counsel and opinions (in form, scope and substance) are reasonably satisfactory to the managing underwriters, if any, and one counsel selected by a majority of the selling Holders of the Registrable Shares), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

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(r)          upon reasonable request by a Holder, the REIT shall file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Shares or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Shares.

Section 6.          Obligations of the Holders

(a)          The REIT may require the Holders to furnish in writing to the REIT such information regarding such Holder and the proposed method or methods of distribution of Registrable Shares by such Holder as the REIT may from time to time reasonably request in writing or as may be required to effect the registration of the Registrable Shares, and no Holder may be entitled to be named as a selling stockholder in any Resale Registration Statement or use the Prospectus forming a part thereof if such Holder does not provide such information to the REIT; provided, however, that if the REIT elects to file a registration statement that includes all Registrable Shares outstanding in accordance with Section 2(a), the REIT shall be permitted to include in such registration statement such information regarding the Holders as the REIT has in its possession at the time of the filing of such registration statement. Each Holder further agrees to furnish promptly to the REIT in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b)          Each Holder agrees to, upon receipt of any notice from the REIT of the happening of any event of the kind described in Section 5(e)(ii), 5(e)(iii) or 5(e)(iv) hereof, immediately discontinue disposition of Registrable Shares pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Section 5(e)(iii) or Section 5(e)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the REIT, such Holder shall deliver to the REIT (at the reasonable expense of the REIT) all copies, other than permanent file copies then in such Holder’s possession, in its possession of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

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Section 7.          Expenses of Registration. The REIT shall pay all Registration Expenses in connection with the registration of the resale of the Registrable Shares pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Each Holder participating in a registration pursuant to Section 2 or Section 3 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all Selling Expenses and any other expense relating to a registration of Registrable Shares pursuant to this Agreement and any other Selling Expenses relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Resale Registration Statement; provided, however, that each such Holder shall be responsible for its own counsel’s fees and expenses (and no other Holder shall have any responsibility in respect of such fees and expenses).

Section 8.          Indemnification and Contribution.

(a)          The REIT shall indemnify and hold harmless each Holder of Registrable Shares covered by a Resale Registration Statement, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the REIT of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the REIT by or on behalf of such Holder expressly for use therein, or (B) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(b)          Each Holder of Registrable Shares covered by a Resale Registration Statement shall, severally and not jointly, indemnify and hold harmless the REIT, each director of the REIT, each officer of the REIT who shall sign a Resale Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of securities included in a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the REIT by or on behalf of such Holder expressly for use therein, or (ii) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

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(c)          Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 8 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless (i) the employment of such counsel was authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional release by the claimant or plaintiff to such Indemnified Party from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d)          If the indemnification provided for in this Section 8 is unavailable to a party that would have been an Indemnified Party under this Section 8 in respect of any Losses referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the statement or omission which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The REIT and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d).

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(e)          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)          In no event shall any Holder be liable for any Losses pursuant to this Section 8 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

Section 9.          Rule 144. The REIT shall, at the REIT’s expense, for so long as any Holder holds any Registrable Shares, use commercially reasonable efforts to cooperate with the Holders, as may be reasonably requested by any Holder from time to time, to facilitate any proposed sale of Registrable Shares by the requesting Holder(s) in accordance with the provisions of Rule 144, including by using commercially reasonable efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for such Holder to avail itself of such rule to allow such Holder to sell such Registrable Shares without registration under the Securities Act.

Section 10.         Transfer of Registration Rights. The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Shares, provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) the REIT is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

Section 11.         Limitation on the Class C Common Stock Voting Rights. If, as of the record date for determining the stockholders of the REIT entitled to vote at any annual or special meeting of the stockholders of the REIT (however noticed or called) or for determining the stockholders of the REIT entitled to consent to any corporate action by written consent, the holders of the Class C Common Stock own shares of Class C Common Stock (the “Subject Shares”) representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of Common Stock, and any other class of common stock of the REIT issued after the date hereof and any preferred stock of the REIT that has voting rights on the matters being voted upon at such meeting (such number of Subject Shares representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of Common Stock and other classes of common stock and preferred stock with voting rights being referred to as the “Excess Shares”), then at each such meeting or in each such action by written consent the holders of the Subject Shares shall vote or furnish a written consent in respect of the Excess Shares, or cause the Excess Shares to be voted or consented, in each case, in such manner as directed by a majority of the members of the Board (such limitation on the voting rights of the Excess Shares, the “Voting Limitation”). Each holder of the Subject Shares shall vote, or cause to be voted, his proportion of the Excess Shares, calculated by multiplying the total number of Excess Shares by the quotient obtained by dividing the number of such holder’s Subject Shares by the total number of Subject Shares, in accordance with the Voting Limitation. For the avoidance of doubt, all Subject Shares other than the Excess Shares may be voted for or against any matter in the Class C Common Stock Holder’s sole and absolute discretion.

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Section 12.         Limitation on the Redemption of OP Units. Each Holder agrees that as long as such Holder is a holder of Class C Common Stock, such Holder may only redeem such Holder’s OP Units in integral multiples of 49 OP Units, as may be adjusted to take into account any reclassification, stock split, reverse stock split, stock dividend or non-cash distribution, recapitalization or other similar transaction and/or as may be similarly adjusted in accordance with the OP Partnership Agreement.

Section 13.         Miscellaneous.

(a)          Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 13(e). NOTHING IN THIS SECTION 13(a), HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (ii) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

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(b)          Entire Agreement. This Agreement, together with the Contribution Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

(c)          Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import shall be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d)          Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the REIT and the Holders of at least a majority of the Registrable Shares (it being understood that a modification of Schedule I hereto to reflect a transfer permitted by Section 10 shall not be deemed to require such approval).

(e)          Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when receipt is acknowledged by recipient if sent by fax or e-mail, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next Business Day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (A) if to a Holder, at such Holders’ address, e-mail address or fax number set forth on Schedule I hereto, or at such other address, e-mail address or fax number as such Holder shall have furnished to the REIT in writing, or (B) if to any assignee or transferee of a Holder, at such address, e-mail address or fax number as such assignee or transferee shall have furnished to the REIT in writing, or (C) if to the REIT, at the address of its principal executive offices and addressed to the attention of the President, or at such other address, e-mail address or fax number as the REIT shall have furnished to the Holders. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to a designated representative of such Holder.

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(f)          Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, however, that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be executed in any number of separate counterparts (including by means of facsimile or portable document format (pdf)), each of which is an original but all of which taken together shall constitute one and the same instrument.

(g)          Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(h)          Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(i)          Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. If any successor or permitted assignee of any Holder shall acquire Registrable Shares in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee shall be entitled to all of the benefits of a “Holder” under this Agreement and (b) such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

(j)          Remedies; No Waiver. Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 13(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity.

No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

(k)          No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the REIT shall have no obligation to the Holders to register the resale of the Registrable Shares under the Securities Act.

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(l)          Termination. This Agreement shall terminate without any further action of the parties, and be of no further force or effect, in the event that the Contribution Agreement shall terminate prior to the consummation of the Closing (as defined in the Contribution Agreement).

(m)          Changes in Securities Laws. In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, the REIT shall provide the Holders with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Holders hereunder.

***

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

By:	/s/ R. Ramin Kamfar
Name:	R. Ramin Kamfar
Title:	Chairman of the Board, Chief Executive Officer, and President

BLUEROCK REAL ESTATE, L.L.C.

By:	/s/ R. Ramin Kamfar
Name:	R. Ramin Kamfar
Title:	Chief Executive Officer

THE KACHADURIAN GROUP

By:	/s/ Gary Kachadurian
Name:	Gary Kachadurian
Title:	Manager

KONIG & ASSOCIATES, LLC

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	Managing Member

JENCO BUSINESS ADVISORS, INC.

By:	/s/ Jerold E. Novack
Name:	Jerold E. Novack
Title:	President

/s/ James G. Babb, III
James G. Babb, III

/s/ Jordan B. Ruddy
Jordan B. Ruddy

/s/ Ryan MacDonald
Ryan MacDonald

[Signature Page to Stockholders Agreement]

Schedule I

Holders of Registrable Shares	Address, E-mail Address and Fax Number

Bluerock Real Estate, L.L.C.	Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: R. Ramin Kamfar
Email: rkamfar@bluerockre.com

Konig & Associates, LLC	Konig & Associates, LLC
c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Michael L. Konig
Email: mkonig@bluerockre.com

Jenco Business Advisors, Inc.	c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Email: jnovack@bluerockre.com

The Kachadurian Group LLC	c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Email: gkachadurian@bluerockre.com

James G. Babb, III	c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Email: jbabb@bluerockre.com

Jordan B. Ruddy	c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Email: jruddy@bluerockre.com

Ryan S. MacDonald	c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Email: rmacdonald@bluerockre.com